Investor Presentation – March 2019

Disclaimer 242, 242, 242 This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements can be identified by the use of words such as “expect,” “plan,” "will," “estimate,” “project,” “intend,” “believe,” “guidance,” and other similar expressions that do not relate to historical matters. These forward-looking statements are subject to known and unknown risks and uncertainties that can cause actual results to differ materially from those currently anticipated due to a number of factors, which include, but are not limited to, our continued ability to source new investments, risks associated with using debt and equity financing to fund our business activities (including refinancing and interest rate risks, changes in interest rates and/or credit spreads, changes in the price of our common shares, and conditions of the equity and debt capital markets, generally), unknown liabilities acquired in connection with acquired properties or interests in real-estate related entities, general risks affecting the real estate industry and local real estate markets (including, without limitation, the market value of our properties, the inability to enter into or renew leases at favorable rates, portfolio occupancy varying from our expectations, dependence on tenants’ financial condition and operating performance, and competition from other developers, owners and operators of real estate), the financial performance of our retail tenants and the demand for retail space, particularly with respect to challenges being experienced by general merchandise retailers, potential fluctuations in the consumer price index, risks associated with our failure to maintain our status as a REIT under the Internal Revenue Code of 1986, as amended, and other additional risks discussed in our filings with the Securities and Exchange Commission. We expressly disclaim any responsibility to update or revise forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investment Highlights

New Vintage Net Lease Portfolio with Strong External Growth Potential Creates a Compelling Investment Opportunity

Highlight	Key Metrics
Newly Assembled Portfolio of Single-Tenant Net Lease Properties with Long Duration Leases	**14.2 Years** of Weighted Average Lease Term (WALT)[1]; **15** Focused Industries
Experienced Senior Management Team with Track Record of Growing and Managing Public Net Lease Companies to Significant Scale	**50+ Years** of Collective Net Lease Experience
Small-Scale, Single-Tenant Properties Leased to Service-Oriented and Experienced-Based Businesses	**91.1%** Service and Experiential Cash ABR[1]; **$2.0mm** Average Investment Per Property
Disciplined and Proven Investment Strategy Targeting Growth via Sale-Leaseback Transactions with Middle-Market Companies	**82.2%** Internally-Originated Sale-Leasebacks[1,2]; **$131mm** Average Quarterly Investment Activity[3]
Balance Sheet Positioned to Fund External Growth While Maintaining Conservative Long-Term Leverage Profile	**~$282mm** of Liquidity[4]; **5.2x** Net Debt / Annualized Adj. EBITDAre

1. Based on cash ABR as of December 31, 2018.
2. Percentage of portfolio cash ABR that was attributable to internally originated sale-leaseback transactions, exclusive of GE Seed Portfolio.
3. Average quarterly investment activity represents the trailing eight quarter average as of December 31, 2018.
4. As of December 31, 2018, includes cash and cash equivalents and restricted cash deposits held for the benefit of lenders and capacity on our $300M unsecured credit facility.

2 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Experienced and Proven Management Team Pete Mavoides President & CEO +20 years of experience in the single-tenant net lease industry and has overseen $8 billion of aggregate acquisitions Previously served as President and Chief Operating Officer of Spirit Realty Capital (SRC) and was there from September 2011 to February 2015 Helped transition SRC from a privately-held company with $3.2 billion of total assets to a public company with $8.0 billion of total assets Prior to SRC, served as President and Chief Executive Officer of Sovereign Investment Company and was there from May 2003 to January 2011 Gregg Seibert Executive Vice President & COO +23 years experience in the single-tenant net lease industry Previously served as Executive Vice President and Chief Investment Officer of SRC and was there from September 2003 to May 2016 Helped establish and implement SRC’s investment sourcing, tenant underwriting, asset management and capital markets activities Prior to SRC, held positions as Vice President and Senior Vice President of Underwriting and Research as well as Senior Vice President of Acquisitions at Franchise Finance Corporation of America (FFCA) 242, 242, 242 Hillary Hai CFO & Senior Vice President Previously served as Vice President and Director of Investments at SRC and was there from January 2013 to April 2016 At SRC, underwrote and closed $1 billion of transactions Prior to SRC, worked at Lowe Enterprises Investors, a real estate investment firm, as an analyst Graduated with a BA from the University of California Los Angeles and obtained an MBA from the University of Michigan Dan Donlan Senior Vice President & Head of Capital Markets +12 years covering the single-tenant net lease REIT sector as a sell-side equity research analyst Previously worked at Ladenburg Thalmann & Co. as a Managing Director and senior REIT analyst Prior to Ladenburg, served as Vice President and senior REIT analyst at Janney Capital Markets Before Janney, was an associate analyst at BB&T Capital Markets Graduated with a BBA from the University of Notre Dame Senior Management Has Over 50+ Years of Collective Experience Managing and Investing in Net Lease Real Estate

Dec 2018 Building Essential Properties 242, 242, 242 Our History Cumulative Acquisition Volume1 Partnered with Eldridge Industries to build net lease investment platform Feb 2016 Jun 2016 Aug 2016 Dec 2016 Jan 2017 Feb 2017 Jul 2017 Jun 2018 Mar 2016 Commenced investment activities with a $280mm portfolio acquisition of 262 net lease properties, consisting primarily of restaurants, that were sold as part of the liquidation of GE Capital, also known as the “GE Seed Portfolio” Closed on inaugural master funding ABS bonds, issuing $281mm of investment grade rated mortgage notes SCF Realty separates from Stonebriar to create Essential Properties SCF Realty created as a subsidiary of Stonebriar Commercial Finance Began core investing activities and closed first sale-leaseback transaction Cumulative acquisition volume reaches $458mm Closed second master funding ABS bonds, issuing $248mm of investment grade rated mortgage notes ($mm) Includes transaction costs, lease incentives and amounts funded for construction in progress. Completed IPO of 35.3mm shares of common stock for total gross proceeds of $494mm. Concurrent with the IPO, received an additional $125mm from Eldridge Industries in private placements of common stock and OP units Nov 2018 Reported first full quarter as a public company; gained inclusion into the U.S. IMI Real Estate 25/50 Index We have achieved over $1.- billion of acquisition volume over a two-year period by deploying a differentiated origination strategy while maintaining disciplined underwriting and asset management standards Long Standing Industry Relationships Have Allowed the Portfolio to Scale Rapidly and Consistently Cumulative acquisition volume reaches $1.5 billion as of December 31, 2018

242, 242, 242 242, 242, 242 Service-Oriented & Experience-Based Industries Sale-Leaseback Transactions with Middle-Market Tenants Small-Scale Net Leased Properties E-commerce resistant Profit centers essential to tenant’s operations Customers must visit to receive service/experience Maximize lease term Ensure stringent financial reporting Include contractual rent increases Increases diversification Deep pool of potential buyers Greater alternative uses Small-scale net leased properties are easier to divest and re-let in comparison to large-scale properties Access to growth capital for middle-market businesses is limited Service-oriented and experience-based businesses are performing well in the current economic environment and increasing store counts Targeted Investment Strategy Based on Decades of Experience Management’s Investment Discipline Has Been Refined Over Multiple Decades of Managing Assets Through Various Credit Cycles

242, 242, 242 Seek to be the Capital Provider of Choice Maintain Direct Relationships with Our Tenants and Actively Seek to Leverage Our Relationships to Identify New Investment Opportunities 242, 242, 242 Relationship-Based Sourcing Percentage of portfolio cash ABR as of December 31, 2018 that was acquired from parties who previously engaged in one or more transaction with a senior management team member. Exclusive of GE Seed Portfolio. Percentage of portfolio cash ABR as of December 31, 2018 that was attributable to internally originated sale-leaseback transactions. Exclusive of GE Seed Portfolio. Repeat Business Through Existing Senior Management Relationships1 92.1% Internally Originated Sale-Leaseback Transactions2 82.2% Tenant Relationships 46.8% Underwriting Methodology Industry View Determine the relevant competitive factors and long-term viability of the industry, avoiding industries subject to long-term functional obsolescence Credit of the Tenant Perform detailed credit reviews of the financial condition of all proposed tenants to determine their financial strength and flexibility Unit-Level Profitability Evaluate the profitability of the business operated at our real estate locations through rent coverage ratios Real Estate Valuation Identify whether the underlying real estate is commercially desirable and suitable for use by different tenants

New Vintage Portfolio is Focused on Targeted Industries

Our Portfolio is the Result of a Disciplined Adherence to Investing in Properties Leased to Service-Oriented and Experience-Based Businesses with Unit-Level Reporting

- **E-Commerce Resistant:** ~91% of cash ABR comes from service-oriented and experience-based tenants
- **14.2 Year WALT Limits Near-Term Cash Flow Erosion:** Only 3.1% of our cash ABR expires through 2022
- **Highly Transparent with No Legacy Issues:** 97.5% unit-level reporting; investment program started in June 2016

Portfolio Highlights

	December 31, 2018
Investment Properties (#)[1]	677
Square Footage (mm)	6.0
Tenants (#)	161
Industries (#)	15
States (#)	43
Weighted Average Remaining Lease Term (Years)[3]	14.2
Master Leases (% of Cash ABR)	67.4%
Sale-Leaseback (% of Cash ABR)[2]	82.2%
Unit-Level Rent Coverage	2.8x
Unit-Level Financial Reporting (% of Cash ABR)	97.5%
Occupancy (%)	100%
Top 10 Tenants (% of Cash ABR)	33.1%
Average Investment Per Property ($mm)	$2.0
Average Transaction Size ($mm)[2]	$7.1

Tenant Industry Diversification


Service
75.7%
Medical / Dental 9.6%
C-Stores 9.0%
Casual Dining 7.2%
Auto Service 6.2%
Other Services 3.8%
Family Dining, 3.6%
Early Childhood Education 10.4%
Car Washes 11.3%
Health and Fitness 8.2%
Experience 15.4%
Quick Service 14.5%
Home Furnishings 6.2%
Movie Theatres 4.0%
Grocery 0.2%
Entertainment 3.2%
Retail 6.4%
Building Materials 2.5%

1. Includes one undeveloped land parcel and 12 properties that secure mortgage notes receivable.
2. Exclusive of GE Seed Portfolio.
3. Includes a $5.7mm mortgage loan that contractually converts to a 20 year master lease in 2019.

7 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Top 10 Tenant Concentration Essential Has 161 Tenants Across 677 Properties with the Top 10 Representing 181 Properties and 33.1% of Cash ABR 242, 242, 242 Top 10 Tenant1 Properties % of Cash ABR 77 5.0% 5 4.1% 13 3.9% 15 3.6% 5 3.4% 13 2.9% 26 2.7% 3 2.5% 19 2.5% 5 2.5% Top 10 Tenants 181 33.1% Total 677 100.0% Top 10 Tenant Exposure . Represents tenant or guarantor.

Disciplined Underwriting Leading to Healthy Portfolio Metrics

97.5% of Unit-Level Reporting Provides (Near) Real-Time Tenant Visibility

Healthy Rent Coverage Ratios[1]

Only 0.7% of cash ABR has less than 1.5x coverage and an implied credit rating lower than BB-



20.4%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Cash ABR
CCC+
B-
B
B+
BB-
BB
BB+
BBB-
BBB
BBB+
A-
A
A+
AA-
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Long Weighted Remaining Lease Term

Over the next ten years only 1.6% of our expiring cash ABR has a rent coverage ratio of less than 1.5x



40.5%
16.0%
14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
% of Cash ABR
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
Thereafter
Rent Coverage Ratio (x)
< 1.00x
1.00 to 1.49x
1.50 to 1.99x
≥ 2.00x
NR

Tenant Financial Reporting

Tenant Financial Reporting Requirements	% of Cash ABR
Unit-Level Financial Information	97.5%
Corporate-Level Financial Reporting	98.3%
Both Unit-Level and Corporate-Level Financial Information	97.2%
No Financial Information	1.1%

% of Cash ABR by Unit-Level Coverage[2]



< 1.00x
1.6%
1.00x to
1.49x
4.4%
1.50x to
1.99x
19.0%
Not
reported
1.1%
≥ 2.00x
74.0%

Note: 'NR' means not reported.

1. The chart illustrates the portions of annualized base rent as of December 31, 2018 attributable to leases with tenants having specified implied credit ratings based on their Moody's RiskCalc scores. Moody's equates the EDF scores generated using RiskCalc with a corresponding credit rating.
2. Certain tenants, whose leases do not require unit-level financial reporting, provide the Company with unit-level financial information. The data shown includes unit-level coverage for these leases.

9 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Established and Proven Investment Infrastructure

Scalable Platform Allows for Consistent and Attractive Investment Activity without Sacrificing Underwriting Standards and Investment Focus

Investment activity has **averaged $131mm per quarter** over the last eight quarters



Investment Activity ($000s)
$240,000
$200,000
$160,000
$120,000
$80,000
$40,000
$0
$143,845
$91,526
$138,653
$160,366
$64,098
$214,427
$133,745
$103,660

Investments	1Q'17	2Q'17	3Q'17	4Q'17	1Q'18	2Q'18	3Q'18[5]	4Q'18[6]
Number of Transactions	12	11	18	21	16	23	34	24
Property Count	35	37	50	90	28	86	62	39
Avg. Investment per Unit (in 000s)	$4,108	$2,474	$2,728	$1,742	$2,195	$2,438	$2,042	$2,572
Cash Cap Rates[1]	7.5%	7.6%	7.7%	7.7%	7.8%	7.6%	7.6%	7.6%
GAAP Cap Rates[2]	8.0%	8.9%	8.9%	8.7%	8.3%	8.7%	8.5%	8.5%
Master Lease %[3]	83%	71%	73%	65%	33%	82%	58%	57%
Sale-Leaseback %[3]	86%	76%	94%	75%	68%	90%	77%	83%
% of Financial Reporting[3]	100%	100%	98%	100%	100%	96%[4]	100%	90%[4]
Rent Coverage Ratio	3.1x	4.0x	2.8x	3.1x	2.3x	2.4x	2.7x	2.8x
Lease Term Years	17.0	17.3	18.4	15.5	14.1	17.2	16.1	16.6

1. Cash ABR for the first full month after the investment divided by the purchase price for the property.
2. GAAP rent for the first twelve months after the investment divided by the purchase price for the property.
3. As a percentage of cash ABR for that particular quarter.
4. In aggregate includes the purchase of eight properties with no unit-level reporting per the lease; however, the Company was able to receive financials due to existing relationships with the tenants.
5. Includes a $5.7M mortgage loan that contractually converts to a 20 year master lease in 2019.
6. Excludes one property secured by $3.5 million of short-term financing.

10 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Active Asset Management

Proactive Asset Management Mitigates Risk and Maximizes Risk-Adjusted Returns

- **Dispositions Have Traded at Attractive Cap Rates:** Since inception in 2016, we have sold 109 properties for over $130mm and achieved a weighted average cash cap rate of 6.6% on the sale of 71 leased properties[7]
- **Diverse Mix of Industries Represented in 2018 Sales:** No single industry was overrepresented among our 2018 dispositions, which we believe provides visibility into the value of our diverse portfolio



Disposition Volume ($000s)[1]
$25,000
$20,000
$15,000
$10,000
$5,000
$0
$5,057
$11,393
$20,193
$16,983
$7,721
$13,780
$19,398
$19,548



2018 Sales[8]
Grocery 3%
Home Furnishings 9%
Family Dining 14%
Auto Service 4%
Quick Service 14%
Early Childhood Education 16%
Casual Dining 15%
C-Stores 18%
Car Washes 7%

Dispositions	1Q'17	2Q'17	3Q'17	4Q'17	1Q'18	2Q'18	3Q'18	4Q'18	Since Inception
Realized Gain/(Loss)[1,2]	(0.8%)	8.9%	10.2%	15.9%	(1.7%)	9.7%[5]	(6.6%)[6]	0.4%	4.3%[7]
Cash Cap Rate on Leased Assets[3]	6.5%	6.5%	6.1%	6.4%	6.7%	7.1%[5]	6.8%[6]	6.9%	6.6%[7]
Leased Properties Sold[4]	3	6	8	9	5	8	17	7	74
Vacant Properties Sold[4]	4	8	6	3	1	2	4	1	35
Rent Coverage Ratio	3.1x	2.0x	2.4x	1.8x	0.8x	2.1x[5]	1.8x[6]	1.8x	1.9x[7]

1. Net of transaction costs.
2. Gains/(losses) based on our aggregate allocated purchase price.
3. Cash ABR at time of sale divided by gross sale price (excluding transaction costs) for the property.
4. Property count excludes dispositions in which only a portion of the owned parcel is sold.
5. Excludes one property sold pursuant to an existing tenant purchase option.
6. Excludes the sale of one leasehold property.
7. Excludes two leasehold properties and one property sold pursuant to an existing tenant purchase option.
8. Percentages based on sales price.

11 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Growth Oriented Balance Sheet Supported by Scalable Infrastructure $1.6 Billion Total Capitalization1 Selected Credit Ratios 242, 242, 242 Share price of $16.80 as of February 26, 2019. Share price of $13.84 as of December 31, 2018. Includes the impact of restricted cash deposits held for the benefit of lenders. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $300 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million. ($mm) We Have Ample Capacity to Fund Future Investment Activity Liquidity Profile Long-Term Leverage Target: <6.0x Net Debt-to-Annualized EBITDAre Common Equity – 66% Debt – 34%   4Q 20182 Net Debt / Total Enterprise Value 38.0% Net Debt / Annualized EBITDAre 5.6x Net Debt / Adjusted Annualized EBITDAre 5.2x ($ in millions) 4Q 2018 Cash & Cash Equivalents3 $16 Revolving Credit Facility - Committed4 $300 Balance Outstanding $34 Revolving Credit Facility - Availability $266 Total Liquidity $282

Debt Structure Allows for Capital Flexibility Debt Maturity Schedule1,2 242, 242, 242 Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024.The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021. No Major Debt Maturities Until 2021 The Series 2016-1 notes: Anticipated repayment date is November 2021, but the notes can be prepaid without penalty starting on November 26, 2019. The weighted average interest rate is 4.51%. The Series 2017-1 notes: Anticipated repayment date is June 2024, but the notes can be prepaid without penalty starting on November 26, 2021. The weighted average interest rate is 4.16%.

Differentiated Net Lease Investment Opportunity

Essential's Portfolio Mix and Underlying Fundamentals are Favorable Relative to Peers

✓ Service-Oriented & Experience-Based Tenant Profile (% of ABR)

Total Number of Tenant Industries[1]									
2	1	11	15	37	106	32	48	42	17



100%
100%
100%
91%
72%
65%
55%
51%
38%
21%
FCPT
Getty Realty
VEREIT

✓ Limited Immediate-Term Lease Maturities (Expiring through 2022)

Weighted Average Lease Term (# of Years)									
12.0	14.0	14.2	10.2	11.5	10.0	11.5	9.6	9.2	8.9



2%
3%
3%
10%
10%
12%
14%
18%
19%
20%
FCPT
STORE
Getty Realty
SPIRIT
VEREIT

✓ Smaller-Scale Net Leased Properties (Average Investment per Property ($mm))



$1.2
$2.0
$2.7
$2.7
$2.9
$3.0
$3.2
$3.4
$3.9
$17.3
Getty Realty
FCPT
SPIRIT
STORE
VEREIT

✓ Strong Unit-Level Coverage[2]

% Unit-Level Financial Reporting[3]									
96%	32%	53%	98%	53%	98%	NR	NR	NR	NR



4.6x
3.6x
2.9x
2.8x
2.7x
2.5x
2.0x
1.9x
NR
NR
FCPT
SPIRIT
STORE
Getty Realty
VEREIT

Source: Public filings.

Note: Essential Properties data as of February 26, 2019. Public net lease REIT data as of most recent reported quarter. 'NR' means not reported. Companies may define service-oriented and experienced-based tenants differently, may calculate weighted average remaining lease term differently, may calculate unit-level coverage differently (including peers on a mean or median basis with EPRT representing a weighted average) and may calculate the percentage of their tenants reporting differently than EPRT. Accordingly, such data for these companies and EPRT may not be comparable.

1. Designations entitled "other" are counted as one industry, even though the "other" segment could represent multiple industries.
2. EPRT, GTY, NNN, O, SRC and STOR coverage based on four-wall; EPR and FCPT coverage based on EBITDAR.
3. NNN receives unit-level financials on 79% of tenants by ABR, but only discloses weighted average rent coverage for tenants that represent more than 2% of ABR. O receives unit-level financials on ~65% of retail tenants by ABR, which account for ~82% of total portfolio ABR.

14 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Public Net Lease REIT Benchmarking

Despite Essential's Modest Leverage and Sector Leading AFFO/sh Growth in 2019, Relative Valuation Remains Steeply Discounted

2019E AFFO per Share Multiple[1]



21.7x
21.0x
19.6x
18.8x
18.6x
16.7x
15.0x
13.8x
11.6x
11.3x
FCPT
Getty Realty
VEREIT

2019E AFFO per Share Growth[2]



(10.5%)
(2.5%)
1.2%
1.7%
3.0%
3.1%
4.2%
4.6%
5.5%
8.0%
VEREIT
FCPT
Getty Realty

Dividend Yield[3]



3.4%
3.8%
3.8%
4.1%
4.2%
4.2%
5.0%
5.8%
6.5%
6.9%
Getty Realty
FCPT
VEREIT

Leverage

(Net Debt plus Preferred-to-Adjusted Annualized EBITDAre[4])



4.4x
4.6x
4.7x
5.2x
5.3x
5.5x
5.6x
6.0x
6.1x
6.9x
Getty Realty
FCPT
VEREIT

Source: Public filings, FactSet and SNL.

Note: Market data as of February 26, 2019. Companies may define adjusted cash NOI and adjusted annualized EBITDAre differently. Accordingly, such data for these companies and EPRT may not be comparable.

1. 2019E AFFO per share multiple calculated based on current price per share and SNL mean 2019E AFFO per share estimates.
2. For comparison purposes to post-IPO EPRT, 2019E AFFO per share growth is calculated based on SNL mean 2019E AFFO per share estimates and the annualized sum of actual 3Q and 4Q 2018 AFFO per share.
3. Dividend yield calculated based on current price per share and declared dividend per share, annualized, for the most recent quarter.
4. Adjusted annualized EBITDAR of public net lease REITs is for the most recently reported three months ended, as adjusted for subsequent events. ADC, EPR, EPRT, SRC and STOR include adjustments for intra-quarter acquisition and disposition activity.

15

Investor Presentation – March 2019

ESSENTIAL PROPERTIES

  Implied Cap Rate3 Applied Cap Rate4 Prem / (Disc) to NAV5   4.7% 6.1% 37.9% 5.0% 6.2% 34.8%   5.3% 6.1% 22.0% 5.4% 5.7% 10.5%   5.8% 6.9% 26.2% 6.1% 7.2% 22.5%   6.7% 6.9% 4.8% 6.8% 7.4% 15.7%   7.1% 6.7% (6.1%) 7.2% 7.1% (7.5%) Average 6.0% 6.6% 16.1% Implied Nominal Cap Rate – Sensitivity Analysis Source: Public filings, FactSet and SNL. Note: Market data as of February 26, 2019. Companies may define adjusted cash NOI differently. Accordingly, such data for these companies and EPRT may not be comparable. This adjustment is made as to reflect NOI as if all acquisitions and dispositions of real estate investments made during the three months ended December 31, 2018 had occurred on October 1, 2018. See slide 25 for further detail. Adjusted to exclude $3,047 of deferred financing costs related to our revolving credit facility. Implied nominal cap rate calculated based on adjusted cash NOI for the most recently reported three months, as adjusted for subsequent events, annualized. Consensus Applied Cap Rate per SNL. Premium/(discount) to SNL mean NAV per share calculated based on current price per share and mean NAV per share estimate per SNL. 242, 242, 242 Peer Benchmarking (unaudited, in thousands) Three Months Ended, Dec 31, 2018 Adjusted net operating income ("NOI")1 $29,287         Straight-line rental revenue, net1 (2,542) Amortization of market lease-related intangibles, capitalized lease incentives and non-cash items 100         Adjusted Cash NOI 26,845 Annualized Adjusted Cash NOI $107,380         Applied Cap Rate 6.75% 6.50% 6.00% 5.50% 5.00% Implied Real Estate Value $1,590,815         Net Debt (532,881)         Prepaid expenses and other assets, net - as adjusted2 4,665 Dividend payable (13,189)         Accrued liabilities and other payables (4,938) Total Net Equity $1,044,472         Fully Diluted Shares Outstanding 62,806 Price Per Share $16.63 $17.60 $19.80 $22.39 $25.50 Not adjusted for contractual rent bumps, which currently equate to ~1.5% per annum Implied Cap Rate and NAV Analysis Strong Upside Potential Given Relative Valuation

Recent Developments & Upcoming Events

Recent Developments:

- **February 28th:** Inclusion into the MSCI U.S. REIT Index (RMZ)
- **As of February 27th for 1Q'19:**
  - — **Investments[1]:** Continued to scale portfolio by investing $38.4mm into high-quality net lease properties
    - Acquired 23 properties at a 7.5% weighted average cash cap rate with 14.6 years of weighted average lease term and a weighted average rent coverage ratio of 2.9x
  - — **Sales[2]:** Disposed of three leased properties for $4.4 mm in net proceeds
    - Sold three leased properties for a weighted cash cap rate of 6.4%
  - — **Build-to-Suits[3]:** Funded $983K into three build-to-suit projects properties with three different tenants
    - EPRT has seven 100% pre-leased build-to-suit projects[4] under construction for a total cost of $35.9mm

Upcoming Events:

- **March 3rd-6th:** Citi's Global Property CEO Conference in Hollywood, FL
- **April 4th:** Morgan Stanley's Triple-Net REIT Day in New York, NY
- **June 4th-6th:** NAREIT REITWeek 2019
- **June 25th:** Mizuho REIT / Real Estate Conference 2019 in New York, NY

1. Closed investment activity for 1Q'19 as of February 27, 2019.
2. Closed disposition activity for 1Q'19 as of February 27, 2019.
3. 100% pre-leased tenant construction reimbursement obligations funded for 1Q'19 as of February 27, 2019.
4. As of February 27, 2019.

17 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Appendix

242, 242, 242 Net Lease Risk Factor Mitigation by Essential Properties Challenged Retail Categories No exposure to big-box apparel, electronics, sporting goods or other soft goods retailers At-Risk Retail Categories No exposure to pharmacy or discount retailers; de minimis exposure to grocers Asset Concentration No large office, manufacturing or high-dollar special-purpose properties; primarily target smaller asset size (average investment per property of $2.0 million) in service-based and experience-oriented industries Tenant Concentration No single tenant represented more than 5.0% of cash ABR1 Industry Concentration Focus on 15 industries allows balance of deep industry expertise and diversification, while avoiding at-risk categories Opaque Credit Deterioration 97.5% of leases1 obligate tenant to provide unit-level financial reporting Lack of Organic Revenue Growth Primarily internally originated sale-leaseback transactions (82% of cash ABR1,2) with contractual base rent escalation (97% of leases1 provide for increases) Low Rent Recapture at Expiration / Default Focus on smaller-box properties with alternative uses and well-located real estate with at or below market rents Based on cash ABR as of December 31, 2018. Exclusive of GE Seed Portfolio. Built to Mitigate Specific Net Lease Investment Risk The Company Has Purposefully Developed Business Practices and Constructed a Portfolio Designed to Mitigate Key Identifiable Net Lease Risk Factors

Contractual Base Rent Escalation Provisions Provides Source of Internal Growth and a Measure of Inflation Protection 242, 242, 242 Leases contributing 97% of cash ABR provided for base rent escalation, generally ranging from 1.0% to 4.0% annually, with a weighted average annual escalation rate of 1.5%, which assumes 0.0% change in annual CPI 10% of contractual rent escalations by cash ABR are CPI-based, while 87% are based on fixed percentage or scheduled increases 73% of cash ABR derived from flat leases is attributable to leases that provide for contingent rent based on a percentage of the tenant’s gross sales at the leased property Lease Escalation Frequency Lease Escalation Type Based on cash ABR as of December 31, 2018. Represents the weighted average annual escalation rate of the entire portfolio as if all escalations occur annually. For leases in which rent escalates by the greater of a stated fixed percentage or CPI, we have assumed an escalation equal to the stated fixed percentage in the lease. As any future increase in CPI is unknowable at this time, we have not included an increase in the rent pursuant to these leases in the weighted average annual escalation rate presented. Includes a $5.7M mortgage loan that contractually converts to a 20 year master lease with 1.35% annual escalations in 2019.     Weighted Average Lease Escalation Frequency % of Cash ABR Annual Escalation Rate1,2 Annually3 78.1% 1.7% Every 2 years 0.6 1.0 Every 3 years 0.2 1.3 Every 4 years 0.7 0.8 Every 5 years 14.5 1.1 Other escalation frequencies 2.7 1.4 Flat 3.2 NA Total / Weighted Average 100.0% 1.5%

Same-Store Analysis Same-Store NOI Growth of 1.9% in 4Q’18 was Healthy Versus Our Weighted Average Annual Rent Escalation of ~1.5% 242, 242, 242 Same-Store Portfolio: All properties owned, excluding new sites under construction, for the entire same-store measurement period, which is October 1, 2017, through December 31, 2018. The same-store portfolio for Q4 2018 was comprised of 378 properties and represented 51.4% of our current portfolio as measured by contractual cash rent divided by our cash ABR at December 31, 2018. Contractual Cash Rent: The amount of cash rent our tenants are contractually obligated to pay per the in-place lease as of December 31, 2018; excludes percentage rent that is subject to sales breakpoints per the lease. Defined Terms Same-Store Portfolio Performance   Contractual Cash Rent ($000s) % Type of Business 4Q’18 4Q’17 Change Experience $ 1,072 $ 1,056 1.5% Industrial 661 648 2.0% Retail 1,509 1,488 1.4% Service 10,490 10,301 1.8% Vacant - - 0.0% Total Same-Store Rent $ 13,732 $ 13,493 1.8% - Property Operating Expense 171 180 -4.7% Total Same-Store NOI $ 13,561 $ 13,313 1.9%

Financial Summary

Condensed Statement of Operations

(in thousands, except share and per share data)	Three Months Ended December 31, 2018	Three Months Ended December 31, 2017	Year Ended December 31, 2018	Year Ended December 31, 2017
	(unaudited)	(unaudited)	(audited)	(audited)
Revenues:				
Rental revenue[1]	$ 27,825	$ 17,268	$ 94,944	$ 53,373
Interest income on loans and direct financing leases	277	63	656	293
Other revenue[2]	548	135	623	783
Total revenues	28,650	17,466	96,223	54,449
Expenses:				
Interest	6,718	7,382	30,192	22,574
General and administrative	3,891	2,163	13,762	8,775
Property expenses[3]	759	470	1,980	1,547
Depreciation and amortization	8,510	6,275	31,352	19,516
Provision for impairment of real estate	977	941	4,503	2,377
Total expenses	20,855	17,231	81,789	54,789
Other operating income:				
Gain on dispositions of real estate, net	345	3,012	5,445	6,748
Income from operations	8,140	3,247	19,879	6,408
Other income:				
Interest	211	26	930	49
Income before income tax expense	8,351	3,273	20,809	6,457
Income tax expense	52	128	195	161
Net income	8,299	3,145	20,614	6,296
Net income attributable to non-controlling interests	(2,519)	—	(5,001)	—
Net income attributable to stockholders and members	$ 5,780	$ 3,145	$ 15,613	$ 6,296
Basic weighted-average shares outstanding	43,057,802			
Basic net income per share	$ 0.13			
Diluted weighted-average shares outstanding	62,217,218			
Diluted net income per share	$ 0.13			

1. Includes contingent rent (based on a percentage of the tenant's gross sales at the leased property) of $205 and $195 for the three months ended December 31, 2018 and 2017 and $1,082 and $1,123 for the years ended December 31, 2018 and 2017, respectively.
2. Includes reimbursable income from our tenants of $502 and $109 for the three months ended December 31, 2018 and 2017 and $589 and $120 for the years ended December 31, 2018 and 2017, respectively.
3. Includes reimbursable expenses from our tenants of $502 and $17 for the three months ended December 31, 2018 and 2017 and $534 and $27 for the years ended December 31, 2018 and 2017, respectively.

22 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Financial Summary Funds From Operations (FFO) and Adjusted Funds From Operations (AFFO) 242, 242, 242     Three Months Ended December 31,   Year Ended December 31, (unaudited, in thousands except per share amounts)   2018   2017   2018   2017 Net income   $ 8,299   $ 3,145   $ 20,614   $ 6,296 Depreciation and amortization of real estate   8,496   6,274   31,335   19,513 Provision for impairment of real estate   977   941   4,503   2,377 Gain on dispositions of real estate, net   (345)   (3,012)   (5,445)   (6,748) Funds from Operations   17,427   7,348   51,007   21,438 Adjustments:                 Straight-line rental revenue, net   (2,499)   (1,178)   (8,214)   (4,254) Non-cash interest expense   816   574   2,798   1,884 Non-cash compensation expense   1,042   260   2,440   841 Amortization of market lease-related intangibles   52   (196)   336   531 Amortization of capitalized lease incentives   43   38   159   139 Capitalized interest expense   (11)   (93)   (225)   (242) Transaction costs (1) — 57 — Other non-cash items   84   —   84   — Adjusted Funds from Operations   $ 16,953   $ 6,753   $ 48,442   $ 20,337                   Net income per share1:                 Basic   $ 0.13             Diluted   $ 0.13             FFO per share1:                 Basic   $ 0.28             Diluted   $ 0.28             AFFO per share1:                 Basic   $ 0.27             Diluted   $ 0.27             Calculations exclude $145 from the numerator related to dividends paid on our unvested restricted share awards.

Financial Summary Consolidated Balance Sheets 242, 242, 242     December 31, 2018   December 31, 2017 (in thousands, except share, per share, unit and per unit amounts)   (audited)   (audited) ASSETS         Investments:         Real estate investments, at cost:         Land and improvements   $ 420,848   $ 278,985 Building and improvements   885,656   584,385 Lease incentive   2,794   2,275 Construction in progress   1,325   4,076 Intangible lease assets   66,421   62,453 Total real estate investments, at cost   1,377,044   932,174 Less: accumulated depreciation and amortization   (51,855)   (24,825) Total real estate investments, net   1,325,189   907,349 Loans and direct financing lease receivables, net   17,505   2,725 Real estate investments held for sale, net   —   4,173 Net investments   1,342,694   914,247 Cash and cash equivalents   4,236   7,250 Restricted cash   12,003   12,180 Straight-line rent receivable, net   14,255   5,498 Prepaid expenses and other assets, net   7,712   3,045 Total assets   $ 1,380,900   $ 942,220           LIABILITIES AND EQUITY         Secured borrowings, net of deferred financing costs   $ 506,116   $ 511,646 Notes payable to related party   —   230,000 Revolving credit facility 34,000 — Intangible lease liabilities, net   11,616   12,321 Intangible lease liabilities held for sale, net   —   129 Dividend payable   13,189   — Accrued liabilities and other payables   4,938   6,722 Total liabilities   569,859   760,818 Commitments and contingencies   —   — Stockholders' equity:         Preferred stock, $0.01 par value; 150,000,000 authorized; none issued and outstanding as of December 31, 2018   —   — Common stock, $0.01 par value; 500,000,000 authorized; 43,749,092 issued and outstanding as of December 31, 2018   431   — Additional paid-in capital   569,407   — Distributions in excess of cumulative earnings   (7,659)   — Members' equity:         Class A units, $1,000 per unit, 83,700 issued and outstanding as of December 31, 2017   —   86,668 Class B units, 8,550 issued, 1,610 vested and outstanding as of December 31, 2017   —   574 Class C units, $1,000 per unit, 91,450 issued and outstanding as of December 31, 2017   —   94,064 Class D Units, 3,000 issued, 600 vested and outstanding as of December 31, 2017   —   96 Total stockholders' / members' equity   562,179   181,402 Non-controlling interests   248,862   — Total equity   811,041   181,402 Total liabilities and equity   $ 1,380,900   $ 942,220

Financial Summary GAAP Reconciliations to EBITDAre, GAAP NOI, Cash NOI and Estimated Run Rate Metrics 242, 242, 242 Adjustment assumes all acquisitions and dispositions of real estate investments made during the three months ended December 31, 2018 had occurred on October 1, 2018.     Three Months Ended (unaudited, in thousands)   December 31, 2018 Net income   $ 8,299 Depreciation and amortization   8,510 Interest expense   6,718 Interest income (211) Income tax expense   52 EBITDA 23,368 Provision for impairment of real estate   977 Gain on dispositions of real estate, net (345) EBITDAre   24,000 Adjustment for current quarter acquisition and disposition activity1 1,396 Adjusted EBITDAre - Current Estimated Run Rate   25,396 General and administrative 3,891 Adjusted net operating income ("NOI")   29,287 Straight-line rental revenue, net1 (2,542) Amortization of market lease-related intangibles   52 Amortization of capitalized lease incentives 43 Other non-cash items 5 Adjusted Cash NOI   $ 26,845 Annualized EBITDAre   $ 96,000 Annualized Adjusted EBITDAre $ 101,584 Annualized Adjusted NOI   $ 117,148 Annualized Adjusted Cash NOI $ 107,380

Financial Summary

Market Capitalization, Debt Summary and Leverage Metrics

	December 31, 2018	Rate	Maturity[1]
Secured debt:			
Series 2016-1, Class A	$ 255,078	4.45%	2.9 years
Series 2016-1, Class B	17,244	5.43%	2.9 years
Series 2017-1, Class A	227,129	4.10%	5.5 years
Series 2017-1, Class B	15,669	5.11%	5.5 years
Total secured debt	515,120	4.35%	4.1 years
Unsecured debt:			
Revolving credit facility[2]	34,000	LIBOR plus 1.45% to 2.15%	3.5 years
Total unsecured debt	34,000		
Gross debt	549,120		4.1 years
Less: cash & cash equivalents	(4,236)		
Less: restricted cash deposits held for the benefit of lenders	(12,003)		
Net debt	532,881		
Equity:			
Preferred stock	—		
Common stock & OP units (62,805,644 shares @ $13.84/share)[3]	869,230		
Total equity	869,230		
Total enterprise value ("TEV")	$ 1,402,111		
Net Debt / TEV	38.0%		
Net Debt / Annualized EBITDA*re*	5.6x		
Net Debt / Annualized Adjusted EBITDA*re*	5.2x		

1. Maturity figures for our secured debt are based off of our anticipated repayment schedule. The Series 2016-1 notes mature in November 2046 but have an anticipated repayment date of November 2021. The Series 2017-1 notes mature in June 2047 but have an anticipated repayment date of June 2024. The Series 2016-1 notes can be prepaid without penalty starting on November 26, 2019. The Series 2017-1 notes can be prepaid without penalty starting on November 26, 2021.
2. Our revolving credit facility provides a maximum aggregate initial original principal amount of up to $300 million and includes an accordion feature to increase, subject to certain conditions, the maximum availability of the facility by up to $200 million.
3. Common equity & units as of December 31, 2018, based on 43,749,092 common shares outstanding (including unvested restricted share awards) and 19,056,552 OP units held by non-controlling interests, and share price as of the close of trading on December 31, 2018.

26 Investor Presentation – March 2019 ESSENTIAL PROPERTIES

Glossary Supplemental Reporting Measures 242, 242, 242 FFO and AFFO Our reported results are presented in accordance with U.S. generally accepted accounting principles ("GAAP"). We also disclose funds from operations (“FFO”) and adjusted funds from operations (“AFFO”), both of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. We compute FFO in accordance with the definition adopted by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT"). NAREIT defines FFO as GAAP net income or loss adjusted to exclude extraordinary items (as defined by GAAP), net gain or loss from sales of depreciable real estate assets, impairment write-downs associated with depreciable real estate assets and real estate-related depreciation and amortization (excluding amortization of deferred financing costs and depreciation of non-real estate assets), including the pro rata share of such adjustments of unconsolidated subsidiaries. FFO is used by management, investors and analysts to facilitate meaningful comparisons of operating performance between periods and among our peers primarily because it excludes the effect of real estate depreciation and amortization and net gains on sales (which are dependent on historical costs and implicitly assume that the value of real estate diminishes predictably over time, rather than fluctuating based on existing market conditions). To derive AFFO, we modify the NAREIT computation of FFO to include other adjustments to GAAP net income related to certain items that we believe are not indicative of our core operating performance, including straight-line rental revenue, non-cash interest expense, non-cash compensation expense, amortization of market lease-related intangibles, amortization of capitalized lease incentives, capitalized interest expense, transaction costs and other non-cash charges. Such items may cause short-term fluctuations in net income but have no impact on operating cash flows or long-term operating performance. We believe that AFFO is an additional useful supplemental measure for investors to consider because it will help them to better assess our operating performance without the distortions created by non-cash and certain other revenues and expenses. FFO and AFFO do not include all items of revenue and expense included in net income, nor do they represent cash generated from operating activities, and they are not necessarily indicative of cash available to fund cash requirements; accordingly, they should not be considered alternatives to net income as a performance measure or cash flows from operations as a liquidity measure and should be considered in addition to, and not in lieu of, GAAP financial measures. FFO and AFFO may not be comparable to similarly titled measures reported by other companies.

Glossary Supplemental Reporting Measures 242, 242, 242 We also present our earnings before interest, taxes and depreciation and amortization for real estate (“EBITDA”), EBITDA further adjusted to exclude gains (or losses) on sales of depreciable property and real estate impairment losses (“EBITDAre”), net debt, net operating income (“NOI”) and cash NOI (“Cash NOI”), all of which are non-GAAP financial measures. We believe these non-GAAP financial measures are accepted industry measures used by analysts and investors to compare the operating performance of REITs. EBITDA and EBITDAre We calculate EBITDA as earnings before interest, income taxes, and depreciation and amortization. In 2017, NAREIT issued a white paper recommending that companies that report EBITDA also report EBITDAre. We compute EBITDAre in accordance with the definition adopted by NAREIT. NAREIT defines EBITDAre as EBITDA (as defined above) excluding gains (or losses) from the sales of depreciable property and real estate impairment losses. We present EBITDA and EBITDAre as they are measures commonly used in our industry and we believe that these measures are useful to investors and analysts because they provide important supplemental information concerning our operating performance, exclusive of certain non-cash and other costs. We use EBITDA and EBITDAre as measures of our operating performance and not as measures of liquidity. EBITDA and EBITDAre are not measures of financial performance under GAAP, and our EBITDA and EBITDAre may not be comparable to similarly titled measures reported by other companies. You should not consider EBITDA and EBITDAre as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Net Debt We calculate our net debt as our gross debt (defined as total debt plus net deferred financing costs on our secured borrowings) less cash and cash equivalents and restricted cash deposits held for the benefit of lenders. We believe excluding cash and cash equivalents and restricted cash deposits held for the benefit of lenders from gross debt, all of which could be used to repay debt, provides an estimate of the net contractual amount of borrowed capital to be repaid, which we believe is a beneficial disclosure to investors and analysts. NOI and Cash NOI We calculate NOI as total revenues less property expenses. NOI excludes all other items of expense and income included in the financial statements in calculating net income or loss. Cash NOI further excludes non-cash items included in total revenues and property expenses, such as straight-line rental revenue, amortization of capitalized lease incentives and market lease-related intangibles and other non-cash charges. We believe NOI and Cash NOI provide useful and relevant information because they reflect only those income and expense items that are incurred at the property level and present such items on an unlevered basis. NOI and Cash NOI are not measurements of financial performance under GAAP, and our NOI and Cash NOI may not be comparable to similarly titled measures reported by other companies. You should not consider our NOI and Cash NOI as alternatives to net income or cash flows from operating activities determined in accordance with GAAP. Adjusted EBITDAre / Adjusted NOI / Adjusted Cash NOI We adjust EBITDAre, NOI and Cash NOI based on an estimate calculated as if all acquisition and disposition activity that took place during the current quarter had been made on the first day of the quarter. We then annualize these estimates for the current quarter by multiplying them by four, which we believe provides a meaningful estimate of our current run rate for all properties owned as of the end of the current quarter. You should not unduly rely on these metrics as they are based on assumptions and estimates that may prove to be inaccurate. Our actual reported EBITDAre, NOI and Cash NOI for future periods may be significantly less than these estimates of current run rates for a variety of reasons.

Glossary of Supplemental Reporting Measures Other Terms 242, 242, 242 Cash ABR Cash ABR means annualized contractually specified cash base rent in effect as of the end of the current quarter for all of our leases (including those accounted for as direct financing leases) commenced as of that date and annualized cash interest on our mortgage loans receivable as of that date. Rent Coverage Ratio Rent coverage ratio means the ratio of tenant-reported or, when unavailable, management’s estimate based on tenant-reported financial information, annual EBITDA and cash rent attributable to the leased property (or properties, in the case of a master lease) to the annualized base rental obligation as of a specified date. GE Seed Portfolio GE seed portfolio means our acquisition of a portfolio of 262 net leased properties on June 16, 2016, consisting primarily of restaurants, that were being sold as part of the liquidation of General Electric Capital Corporation for an aggregate purchase price of $279.8 million (including transaction costs). GAAP Cap Rate GAAP Cap Rate means annualized rental income computed in accordance with GAAP for the first full month after acquisition divided by the purchase price, as applicable, for the property. Cash Cap Rate Cash Cap Rate means annualized contractually specified cash base rent for the first full month after acquisition or disposition divided by the purchase or sale price, as applicable, for the property.